EXHIBIT 99.1

News Release

May 31, 2016

Ashland Inc. provides update on its planned separation of Valvoline
•	Valvoline Inc. files registration statement with SEC for Initial Public Offering (IPO) of up to 20 percent of the common stock of Valvoline Inc.
•	Ashland files proxy statement/prospectus for proposal to reorganize Ashland Inc. in Delaware under new public holding company, Ashland Global Holdings Inc.

COVINGTON, Ky. – Ashland Inc. (NYSE: ASH) today announced that its wholly owned subsidiary, Valvoline Inc., has filed a registration statement with the Securities and Exchange Commission (“SEC”) for an initial public offering (“IPO”) of up to 20 percent of its common stock. In addition, Ashland today filed a proxy statement/prospectus for a proposal to reorganize Ashland Inc. under a new public holding company, Ashland Global Holdings Inc., and register the shares of Ashland Global Holdings Inc. with the SEC. These filings mark a significant milestone in Ashland’s previously announced plan to separate into two independent, publicly traded companies: Ashland Global Holdings Inc., composed of Ashland Specialty Ingredients and Ashland Performance Materials, and Valvoline Inc., composed of Ashland’s Valvoline business segment.

In April 2016, Ashland announced it would file a registration statement in mid-calendar year 2016 to sell up to 20 percent of Valvoline Inc. common stock to the public through an IPO. Subject to sufficiently attractive market conditions, Ashland plans to complete the IPO during the fourth quarter of calendar year 2016. Ashland currently expects that it would distribute the remaining common stock of Valvoline Inc. to Ashland’s shareholders upon expiration of the IPO lock-up (typically six months after completion of the IPO).  The joint book-running managers for the IPO are BofA Merrill Lynch, Citigroup and Morgan Stanley.

In connection with the separation, Ashland Inc. will be seeking shareholder approval to reorganize Ashland Inc. under a new public holding company. This reorganization will enable Ashland to reincorporate in the State of Delaware and will help facilitate a tax-efficient separation.

About Ashland
Ashland Inc. (NYSE: ASH) is a global leader in providing specialty chemical solutions to customers in a wide range of consumer and industrial markets, including adhesives, architectural coatings, automotive, construction, energy, food and beverage, personal care and pharmaceutical. Through our three business units – Ashland Specialty Ingredients, Ashland Performance Materials and Valvoline – we use good chemistry to make great things happen for customers in more than 100 countries. Visit ashland.com to learn more.

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Forward-Looking Statements

This news release contains forward-looking statements. Ashland has identified some of these forward-looking statements with words such as “anticipates,” “believes,” “expects,” “estimates,” “is likely,” “predicts,” “projects,” “forecasts,” “objectives,” “may,” “will,” “should,” “plans” and “intends” and the negative of these words or other comparable terminology. These forward-looking statements include statements relating to status of the separation process, the plan to pursue an IPO of up to 20 percent of the common stock of Valvoline and the expected completion of the separation through the subsequent distribution of Valvoline common stock, the anticipated timing of completion of the planned IPO and subsequent distribution of the remaining Valvoline common stock, the plan to reorganize under a new public holding company and Ashland’s and Valvoline’s ability to pursue their long-term strategies. In addition, Ashland may from time to time make forward-looking statements in its annual report, quarterly reports and other filings with the SEC, news releases and other written and oral communications. These forward-looking statements are based on Ashland’s expectations and assumptions, as of the date such statements are made, regarding Ashland’s future operating performance and financial condition, including the proposed separation of its specialty chemicals and Valvoline businesses, the proposed IPO of its Valvoline business, the expected timetable for completing the IPO and the separation, the proposal to reorganize under a new holding company, the future financial and operating performance of each company, strategic and competitive advantages of each company, the leadership of each company, and future opportunities for each company, as well as the economy and other future events or circumstances. Ashland’s expectations and assumptions include, without limitation, internal forecasts and analyses of current and future market conditions and trends, management plans and strategies, operating efficiencies and economic conditions (such as prices, supply and demand, cost of raw materials, and the ability to recover raw-material cost increases through price increases), and risks and uncertainties associated with the following: the possibility that the proposed IPO, new holding company reorganization or separation will not be consummated within the anticipated time period or at all, including as the result of regulatory, market or other factors or the failure to obtain shareholder approval of the new holding company reorganization; the potential for disruption to Ashland’s business in connection with the proposed IPO, new holding company reorganization or separation; the potential that the new Ashland and Valvoline do not realize all of the expected benefits of the proposed IPO, new holding company reorganization or separation or obtain the expected credit ratings following the proposed IPO, new holding company reorganization or separation; Ashland’s substantial indebtedness (including the possibility that such indebtedness and related restrictive covenants may adversely affect Ashland’s future cash flows, results of operations, financial condition and its ability to repay debt); the impact of acquisitions and/or divestitures Ashland has made or may make (including the possibility that Ashland may not realize the anticipated benefits from such transactions); severe weather, natural disasters, and legal proceedings and claims (including environmental and asbestos matters). Various risks and uncertainties may cause actual results to differ materially from those stated, projected or implied by any forward-looking statements, including, without limitation, risks and uncertainties affecting Ashland that are described in its most recent Form 10-K (including Item 1A Risk Factors) filed with the SEC, which is available on Ashland’s website at http://investor.ashland.com or on the SEC’s website at http://www.sec.gov. Ashland believes its expectations and assumptions are reasonable, but there can be no assurance that the expectations reflected herein will be achieved. Unless legally required, Ashland undertakes no obligation to update any forward-looking statements made in this news release whether as a result of new information, future event or otherwise.

Non-solicitation
Registration statements relating to the securities of Valvoline Inc. and Ashland Global Holdings Inc. have been filed with the SEC but have not yet become effective. These securities may not be sold nor may offers to buy these securities be accepted before the time the applicable registration statement becomes effective. This news release shall not constitute an offer to sell or a solicitation of an offer to buy securities, and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of that jurisdiction.

Additional Information and Where to Find It
The proposed offering of the securities of Valvoline Inc. will be made only by means of a prospectus. When available, a copy of the preliminary prospectus related to the offering may be obtained from BofA Merrill Lynch, NC1-004-03-43, 200 North College Street, 3rd floor, Charlotte, NC 28255-0001, Attn: Prospectus Department, or by email at dg.prospectus_requests@baml.com; Citigroup Global Markets Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, or by calling 800-831-9146; or

Morgan Stanley & Co. LLC, Attention: Prospectus Department, 180 Varick Street, Second Floor, New York, NY 10014. The prospectus and other documents related to the offering can be obtained free of charge from the SEC website at www.sec.gov.

In connection with the reorganization, Ashland filed with the SEC the Ashland Global Holdings Inc. (CIK #0001674862) registration statement (the “Ashland Global Registration Statement”) that includes a proxy statement of Ashland Inc. that also constitutes a prospectus of Ashland Global Holdings Inc. (which Ashland Global Registration Statement has not yet been declared effective). INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS, AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN, OR WILL CONTAIN, IMPORTANT INFORMATION ABOUT ASHLAND INC., ASHLAND GLOBAL HOLDINGS INC. AND THE REORGANIZATION. A definitive proxy statement will be sent to shareholders of Ashland Inc. seeking approval of the reorganization after the Ashland Global Registration Statement is declared effective. The proxy statement/prospectus and other documents relating to the reorganization can be obtained free of charge from the SEC website at www.sec.gov.

Participants in Solicitation
This communication is not a solicitation of a proxy from any investor or shareholder. However, Ashland Inc., Ashland Global Holdings Inc. and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the reorganization under the rules of the SEC. Information regarding Ashland Inc.’s directors and executive officers may be found in its definitive proxy statement relating to its 2016 Annual Meeting of Shareholders filed with the SEC on December 4, 2015 and in the proxy statement/prospectus included in the Ashland Global Registration Statement. Information regarding Ashland Global Holdings Inc.’s directors and executive officers may be found in the proxy statement/prospectus included in the Ashland Global Registration Statement. These documents can be obtained free of charge from the SEC.

FOR FURTHER INFORMATION:

Investor Relations:
Seth A. Mrozek
+1 (859) 815-3527
samrozek@ashland.com

Media Relations:
Gary Rhodes
+1 (859) 815-3047
glrhodes@ashland.com